EXHIBIT 10.2

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PERSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

7 ¾ % CONVERTIBLE DEBENTURE

Company: Last Mile Logistics Group, Inc.

Company Address: 6675 Anberton Drive, Elkridge, MD 21075

Closing Date: June __, 2008

Maturity Date: June __, 2012

Principal Amount: $1,000,000

Last Mile Logistics Group, Inc. A Florida corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the assets or otherwise (the “Company”), for value received, hereby promises to pay to the Holder (as such term is hereinafter defined), or such other Person (as such term is hereinafter defined), the Principal Amount (as such term is hereinafter defined), as such sum may be adjusted pursuant to Article 3, and to pay interest thereon with such interest commencing to accrue as of the date hereof and payable on a monthly basis, commencing on the 15th day of the month following the month of issuance of the Debenture, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day), at the rate of Seven and Three-Quarters percent (7 ¾ %) per annum subject to adjustment as set forth in Section 7 hereof (the “Interest Rate”). All interest payable on the Principal Amount of this Debenture shall be calculated on the basis of a year of 365 or 366 days, as the case my be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Payment of interest on this Debenture shall be in cash or, at the option of the Holder, in shares of Common Stock of the Company valued at the then applicable Conversion Price (as defined herein). This Debenture may not be prepaid without the written consent of the Holder.

ARTICLE 1

DEFINITIONS

SECTION 1.1

Definitions. The terms defined in this Article whenever used in this Debenture have the following respective meanings:

(i)

“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended

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(ii)

“Bankruptcy Code” means the United States Bankruptcy Code of 1986, as amended (11 U.S.C. § § 101 et. seq.).

(iii)

“Business Day” means a day other than Saturday, Sunday or any day on which bands located in the State of California are authorized or obligated to close.

(iv)

“Capital Shares” means the Common Stock and any other shares of any other class or series of capital stock, whether now or hereinafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Company.

(v)

“Closing Date” means the closing date set forth in the first paragraph of this Debenture.

(vi)

“Common Shares” or “Common Stock” means shares of the Company’s Common Stock.

(vii)

“Common Stock Issued at Conversion”, when used with reference to the securities deliverable upon conversion of this Debenture, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which this Debenture hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

(viii)

“Conversion” or “conversion” means the repayment by the Company of the Principal Amount of this Debenture (and, to the extent the Holder elects as permitted by Section 3.1, accrued and unpaid interest thereon) by the delivery of Common Stock on the terms provided in Section 3.2, and “convert,” “converted,” “convertible” and like words shall have a corresponding meaning.,

(ix)

“Conversion Date” means any day on which all or any portion of the Principal Amount of this Debenture is converted in accordance with the provisions hereof.

(x)

“Conversion Notice” means a written notice of conversion substantially in the form annexed hereto as Exhibit A.

(xi)

“Conversion Price” on any date of determination means the applicable price for the conversion of this Debenture into Common Shares on such day as set forth in Section 3.1(a).

(xii)

“Current Market Price” on any date of determination means the closing price of a Common Share on such day as reported in the “pink sheets” through the Interdealer Trading Quotation System; provided, if such security is not traded on the over the counter market via the pink sheets, then the closing price on the NASDAQ OTCBB Exchange; provided further, that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such

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security on the over-the-counter market on the day in question as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

(xiii)

“Debenture” or “Debentures” means this Convertible Debenture of the Company or such other convertible debenture(s) exchanged therefore as provided in Section 2.1

(xiv)

“Discount Multiplier” has the meaning set forth in Section 3.1(a)

(xv)

“Event of Default” has the meaning set forth in Section 6.1.

(xvi)

“Holder” means Golden Gate Investors, Inc., any successor thereto, or any Person to whom this Debenture is subsequently transferred in accordance with the provisions hereto.

(xvii)

“Interest Payment Due Date” means any date upon which interest is due to be paid by the Company to the Holder, as set forth in the opening paragraph of this Debenture.

(xviii)

“Market Disruption Event” means any event that results in a material suspension or limitation of trading on the Common Shares.

(xix)

“Maturity Date” means the maturity date set forth in the first paragraph of this Debenture.

(xx)

“Maximum Rate” has the meaning set forth in Section 6.4.

(xxi)

“Outstanding” when used with reference to Common Shares or Capital Shares (collectively, “Shares”) means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Company or any Subsidiary of the Company shall not be deemed “Outstanding” for purposes hereof.

(xxii)

“Person” means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

(xxiii)

“Principal Amount” means, for any date of calculation, the principal sum set forth in the first paragraph of this Debenture (including all amounts represented by (a) any cash advances made by Holder to the Company and (b) the principal amount of the Promissory Note delivered to the Company by the Holder) and for which Holder has not theretofore furnished a Conversion Notice in compliance with Section 3.2.

(xxiv)

“Promissory Note” means that certain Secured Promissory Note in the principal amount of $900,000 of even date herewith issued by Golden Gate Investors, Inc. to Last Mile Logistics Group, Inc., as the same by be amended from time to time.

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(xxv)

“SEC” means the United States Securities and Exchange Commission.

(xxvi)

“Securities Act” means the Securities Act of 1933, as mended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

(xxvii)

“Securities Purchase Agreement” means that certain Securities Purchase Agreement of even date herewith by and among the Company and Holder, as the same may be amended from time to time./

(xxviii)

“Subsidiary” means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

(xxix)

“Trading Day” means any day on which (i) purchases and sales of securities on the principal national security exchange or quotation system on which the Common Shares are traded are reported thereon, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, as reported by Bloomberg LP or a similar generally accepted reporting service, as the case my be (ii) at least one bid for the trading of Common Shares is reported and (iii) no Market Disruption Event occurs.

(xxx)

“Trading Market” means the NASDAQ OTCBB, or, to the extent the Company becomes eligible to list its Common Stock on any other national security exchange or quotation system, upon official notice of listing on any such exchange or system, as the case my be, it shall be the “Trading Market.”

(xxxi)

“Volume Weighted Average Price” per Common Share means the volume weighted average price of the Common Shares during any Trading Day as reported in the “pink sheets” through the Interdealer Trading Quotation System; provided, if such security is not traded on the over the counter market via the pink sheets, then the volume weighted average price on the NASDAQ OTCBB; provided further, that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the volume weighted average price of the Common Shares during any Trading Day on the over-the-counter market as reported by Bloomberg LP or a similar generally accepted reporting service, as the case my be.

All references to “cash” or “$” herein means currency of the United States of America.

ARTICLE 2

EXCHANGES, TRANSFER AND REPAYMENT

SECTION 2.1

Registration of Transfer of Debentures. This Debenture, when presented for registration of transfer, shall (of so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed, by the Holder duly authorized in writing.

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SECTION 2.2

Loss, Theft, Destruction of Debenture. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid Principal Amount dated as of the date hereof (which shall accrue interest from the most recent Interest Payment Due Date on which an interest payment was made in full). This Debenture shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Debenture and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

SECTION 2.3

Repayment at Maturity. At the Maturity Date, the Company shall repay the outstanding Principal Amount of this Debenture in whole in cash, together with all accrued and unpaid interest thereon, in cash, to the Maturity Date.

ARTICLE 3

CONVERSION OF DEBENTURE

SECTION 3.1

Conversion; Conversion Price.

At the option of the Holder, this Debenture may be converted, either in whole or in part, up to the full Principal Amount hereof into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share), at any time and from time to time on any Business Day, subject to compliance with Section 3.2. The number of Common Shares into which this Debenture may be converted is equal to the dollar amount of the Debenture being converted divided by the Conversion Price. The “Conversion Price” shall be equal to the lesser of (i) $0.50, or (ii) 80% of the average of the 3 lowest Volume Weighted Average Prices during the 20 Trading Days prior to Holder’s election to convert (the percentage figure being a “Discount Multiplier”). The Company reserves the right to increase the number of Trading Days in clause (ii) above, as it deems appropriate.

If the Holder elects to convert a portion of the Debenture and, on the day that the election is made, the Volume Weighted Average Price per share of the Company’s Common Stock is below $0.05, the Company shall have the right to prepay that portion of the Debenture that Holder elected to convert, plus any accrued and unpaid interest, at 150% of such amount. In the event

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that the Company elects to prepay that portion of the Debenture, Holder shall have the right to withdraw its Conversion Notice.

SECTION 3.2.

Exercise of Conversion Privilege. (i) Conversion of this Debenture may be exercised on any Business Day by the Holder by telecopying an executed and completed Conversion Notice to the Company. Each date on which a Conversion Notice is telecopied to the Company in accordance with the provisions of this Section 3.2 shall constitute a Conversion Date. The Company shall convert this Debenture and issue the Common Stock Issued at Conversion in the manner provided below in this Section 3.2, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than two (2) Business Days after the Company’s receipt of such Conversion Notice, the Company shall (a) issue the Common Stock Issued at Conversion in accordance with the provisions of this Article 3 and (b) cause to be mailed for delivery by overnight courier (x) a certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion and (y) cash, as provided in Section 3.3, in respect of nay fraction of a Common Share deliverable upon such conversion. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates, and at such time the rights of the Holder of this Debenture, as such (except if and to the extent that any Principal Amount thereof remains unconverted), shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby, and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Company, whereby the Holder shall be deeme3d to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 3.4), to surrender this Debenture and to release the Company from all liability thereon (except it and to the extent that any Principal Amount thereof remains unconverted). No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

(ii)

If, at any time after the date of this Debenture, (a) the Company challenges, disputes or denies the right of the Holder hereof to effect the conversion of this Debenture into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 3.2 or (b) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or legal proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of this Debenture into Common Shares, then the Holder shall have the right, but not the obligation, by written notice to the Company, to require the Company to promptly redeem this Debenture for cash at one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of redemption. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of

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the Holder, including reasonable legal fees and expenses, as and when incurred in defending itself in any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

(iii)

The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the Holder’s conversion privilege. The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the conversion of this Debenture. The Company agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. § 362.

SECTION 3.3

Fractional Shares. No Fractional Common Shares or scrip representing fractional Common Shares shall be delivered upon conversion of this Debenture. Instead of any fractional Common Shares which otherwise would be delivered upon conversion of this Debenture, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the Current Market Price on the Conversion Date. No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

SECTION 3.4

Adjustments. The Conversion Price and the number of shares deliverable upon conversion of this Debenture are subject to adjustment from time to time as follows:

(i)

Reclassification, Etc. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Company), sell, convey, transfer, or otherwise dispose of all or substantially all its property, assets or business to another Person, or effectuate a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of (each, a “Fundamental Corporate Change”) and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to in lieu of common stock of the successor or acquiring corporation (“Other Property”) are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Debenture shall have the right thereafter, at its sole option, to (x) require the Company to prepay this Debenture for cash at one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment, (y) receive the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which the outstanding portion of this Debenture may be converted at the Conversion Price applicable immediately prior to such Fundamental Corporate Change, or (z) require the Company, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefor, execute and deliver to the Holder a debenture

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with substantial identical rights, privileges, powers, restrictions and other terms as this Debenture in an amount equal to the amount outstanding under this Debenture immediately prior to such Fundamental Corporate Change. For purposes hereof, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to prepayment and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions shall similarly apply to successive Fundamental Corporate Changes.

SECTION 3.5

Certain Conversion Limits.

The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion, as set forth on the applicable Conversion Notice, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or warrants or purchase shares of the Company’s Common Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 3.5 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Conversion Notice shall be deemed to be such Holder’s determination of whether this Debenture is convertible may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to such aggregate percentage limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Conversion Notice that such Conversion Notice has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3.5, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock provided to the Holder in writing by the Company after Holder makes such request or in the event that the Company files, any of the following with the Securities and Exchange Commission, the most recent of the

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following: (A) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, but such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of the Common Stock issuable upon conversion of this Debenture held by the Holder. The Beneficial Ownership Limitation provision of this Section 3.5 may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, to, at the sole discretion of the Holder, either change the Beneficial Ownership Limitation to (i) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Debenture held by the Holder and the provisions of this Section 3.5 shall continue to apply, or (ii) remove any Beneficial Ownership Limitation under this Debenture. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed to beneficial owner of more the 9.99% of the then outstanding shares of Common Stock, then the Company shall prepay such portion of this Debenture as shall cause such Holder not to be deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Holder shall have no interest in or rights under such portion of the Debenture. Any and all interest paid on or prior to the date of such determination shall be deemed interest paid on the remaining portion of this Debenture held by the Holder. Such prepayment shall be for cash at a prepayment price of one hundred fifty percent (150%0 of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

SECTION 3.6

Surrender of Debentures. Upon any redemption of this Debenture pursuant to Sections 3.2, 3.5, or 6.2, or upon maturity pursuant to Section 2.4, the Holder shall either deliver this Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by nationally recognized overnight courier. Payment of the redemption price or the amount due on maturity specified in Section 2.4, shall be made by the Company to the Holder against receipt of this Debenture (as provided in this Section 3.5) by wire transfer of immediately available funds to such account(s) as the Holder shall specify by written notice to the Company. If payment of such redemption price is not made in full by the redemption date, or the amount due on maturity is not paid in full by the Maturity Date, the Holder shall again have the right to convert this Debenture as provided in Article 3 hereof or to declare an Event of Default.

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ARTICLE 4

STATUS; RESTRICTIONS ON TRANSFER

SECTION 4.1

Status of Debenture. This Debenture constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforceability, to general principals of equity and to principals of bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and remedies generally.

SECTION 4.2

Restrictions on Transfer. This Debenture and any Common Shares deliverable upon the conversion hereof, have not been registered under the Securities Act. The Holder by accepting this Debenture agrees tat this Debenture and the shares of Common Stock to be acquired as interest on and upon conversion of this Debenture may not be assigned or otherwise transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Debenture or such shares may be sold pursuant to an exemption from registration under the Securities Act, provided that the Company will not require opinions of counsel for transactions involving transfers to Affiliates of the Holder or pursuant to Rule 144 promulgated by the SEC under the securities Act, except in unusual circumstances, or (ii) a registration statement relating to this Debenture or such shares has been filed by the Company and declared effective by the SEC.

Each certificate for shares of Common Stock deliverable hereunder shall bear a legend as follows unless and until such securities have been sold pursuant to an effective registration statement under the Securities Act:

“The securities represented by this certificate have not been registered under the Securities Act or 1993, as amended (the “Securities Act”).The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of (ii) pursuant to an exemption from registration under the Securities Act in respect of which the issuer of this certificate has received an opinion of counsel reasonably satisfactory to the issuer of this certificate to such effect. Copies of the agreement covering both the purchase of the securities and restrictions on their transfer may be obtained at no cost by written request made by the holder of the record of this certificate to the Secretary of the issuer of this certificate at the principal executive offices of the issuer of this certificate.”

ARTICLE 5

COVENANTS

SECTION 5.1

Conversion. The Company shall cause the transfer agent, not later than two (2) Business Days after the Company’s receipt of a Conversion Notice, to issue and deliver to hold the requisite share of Common Stock Issued at Conversion.

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SECTION 5.2

Notice of Default. If any one or more events occur which constitute or which, with notice, lapse of time, or both, would constitute an Event Default, the Company shall forthwith give notice to the Holder, specifying the nature and status of the Event of Default or such other event(s), as the case may be.

SECTION 5.3

Payment of Obligations. So long as this Debenture shall be outstanding, the Company shall [ay, extend, or discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

SECTION 5.4

Compliance with laws. So long as this Debenture shall be outstanding, the Company shall comply with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities, except for such noncompliance which would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries.

SECTION 5.5

Inspection of Property, Books and Records. So long as the Debenture shall be outstanding, the Company shall keep proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities and shall permit representatives of the Holder at the Holder’s expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and record, not reasonably deemed confidential by the Company, and to discuss its respective affairs, finances and accounts with its respective offices and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

SECTION 5.6

Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Debenture; and if any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Debenture, in addition to such other remedies as shall be available to the holder of this Debenture, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requite shareholder approval to file an amendment to the charter of the Company.

SECTION5.7

No Impairment. Except and to the extent waived or consented to buy the Holder or as otherwise permitted under the terms hereof, the Company will not, by amendment of its certificate of Incorporation or similar corporate charter or through any reorganization, transfer or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Debenture and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

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SECTION 5.8

Right of First Refusal on Other Financing. In the event that the Company obtains a commitment for any other financing (either debt, equity, or a combination thereof) which is to close during the term of the Debenture, Holder shall be entitled to a right of first refusal to enable it to, at Holder’s option, either: (i) match the terms of the other financing, or (ii) add additional principal to this Debenture, in the amount of such other financing, on the same terms and conditions as this Debenture. The Company shall deliver to Holder, at least 10 days prior to the proposed closing date of such transaction, written notice describing the proposed transaction, including the terms and conditions thereof, and providing Holder an option during the 10 day period following delivery of such notice to either provide the financing being offered in such transaction on the same terms as contemplated by such transaction, or to add additional principal to this Debenture, in the amount of such other financing, on the same terms and conditions as this Debenture. Notwithstanding the foregoing, if the Company seeks to consummate such financing on terms less favorable to the Company than those terms that were provided to Holder, such financing shall be subject to Holder’s right of first refusal set forth in this Section 5.8.

ARTICLE 6

EVENTS OF DEFAULT; REMEDIES

SECTION 6.1

Events of Default. “Event of Default” wherever used herein means any one of the following events:

(i)

the Company shall default in the payment of principal of or interest on this Debenture as and when the same shall be due and payable and, in the case of an interest payment default, such default shall continue for five (5) Business Days after the date such interest payment was due, or the Company shall fail to perform or observe any other covenant, agreement, term, provision, undertaking or commitment under this Debenture or the Securities Purchase Agreement and such default shall continue for a period of ten (10) Business Days after the delivery to the Company of written notice that the Company is in default hereunder or thereunder;

(ii)

any of the representations, warranties, or covenants made by the Company herein, in the Securities Purchase Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in a material respect on the Closing Date;

(iii)

under the laws of any jurisdiction not otherwise covered by clauses (iv) and (v) below, the Company or any Subsidiary (A) becomes insolvent or generally not able to pay its debts as they bec9ome due, (B) admits in writing its inability to pay its debts generally or makes a general assignment fo9r the benefit of creditors, (C) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar person for it or for any substantial part of its properties and assets, and in the case of any such

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official proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of sixty (60) calendar days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs or (D) takes any corporate action to authorize any of the above actions;

(iv)

the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company of any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues and is unstayed and in effect for a period of sixty (60) calendar days;

(v)

the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substant9ial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as and when they become due, or the taking of corporate action by the Company in furtherance of any such action;

(vi)

a final judgment or final judgments for the payment of money shall have been entered by ay court or courts of competent jurisdiction against he Company and remains undischarged for a period (during which execution shall be effectively stayed) of thirty (30) days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds One Hundred Thousand Dollars ($100,000);

(vii)

it becomes unlawful for the Company to perform or comply with its obligations under this Debenture or the Securities Purchase Agreement in any respect;

(viii)

the Common Shares shall no longer be traded in the over the counter market via the NASDAQ OTCBB, or shall be suspended from trading o the NASDAQ OTCBB, and shall not be reinstate, relisted or such suspension lifted, as the case may be, within five (5) days;

(ix)

the Company shall fail to timely file all reports required to be filed by it with the Commission (as defined in the Securities Purchase Agreement) pursuant to Section 13 or 15(d) of the Exchange Act (as defined in the Securities Purchase Agreement), or otherwise required by the Exchange Act; or

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(x)

 the Company shall default (giving effect to any applicable grace period) in the payment of principal or interest as and when the same shall become due and payable, under any indebtedness, individually or in the aggregate, of more than Fifty Thousand Dollars ($50,000).

SECTION 6.2

Acceleration of Maturity; Rescission and Annulment.  If an Event of Default occurs and Is continuing, then and in every such case the Holder may, in Holder’s sole and absolute discretion, by a  notice in writing to the Company, rescind any outstanding Conversion Notice and declare that any or all amounts owing or otherwise outstanding under this Debenture are immediately due and payable and upon any such declaration this Debenture or such portion thereof, as applicable, shall become immediately due and payable in cash at a price of one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of payment; provided, however, in the case of any Event of Default described in clauses (iii), (iv), (v) or (vii) of Section 6.1, all amounts owing or otherwise outstanding under this Debenture automatically shall become immediately due and payable without the necessity of any notice or declaration as aforesaid.  In the event that the Company is obligated to pay an amount to the Holder in connection with an acceleration of the maturity of this Debenture as set forth herein, the Company shall first apply against such amount an amount equal to the outstanding amount owed by the Holder to the Company under the Promissory Notice, if any, and the amount otherwise owed by the Company to the Holder in connection with an acceleration of the maturity of this Debenture shall be reduced by the outstanding amount owed by the Holder to the Company under the Promissory Note, with the Promissory Note deemed paid by Holder to the extent of and with respect to such amount, and if the amount due from the Company to the Holder in connection with an acceleration of the maturity of this Debenture is equal to or greater than the outstanding amount owed under the Promissory Note, the Company shall cancel and deem the Promissory Note as paid in full in connection with the application of the amount owed by the Holder to the Company under Promissory Note against the amount otherwise owed by the Company to the Holder hereunder.  The Company shall immediately pay in cash to the Holder any remaining amount owed by the Company to the Holder in connection with the acceleration of the maturity of this Debenture as described herein, after the application of the outstanding amount owed under the Promissory Note, if any, to such obligation.

SECTION 6.3

Late Payment Penalty.  If any portion of the principal of or interest on this Debenture shall not be paid within ten (10) days of when it is due, the Discount Multiplier under this Debenture shall decrease by one percentage point (1%) fore ach period of then (10) Business Days that any portion of such amount remains unpaid by the Company for all conversions of this Debenture thereafter.

SECTION 6.4

Maximum Interest Rate. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Holder in accordance with any applicable law (the “Maximum Rate”), the rate of interest applicable to this Debenture shall be limited to the Maximum Rate.  To the greatest extent permitted under applicable law, the Company hereby waives and agrees not to allege or claim that any provisions of this Debenture could give rise to or result in any actual or potential violation of any applicable usury laws.

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SECTION 6.5

Remedies Not Waived. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

SECTION 6.6

Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Debenture will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Debenture, that the Holder shall be entitled to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Debenture and to enforce specifically the terms and provisions therof, without the necessity of showing economic loss and without any bond or other security being required.

SECTION 6.7

Payment of Certain Amounts. Whenever pursuant to this Debenture the Company is required to pay an amount in excess of the Principal Amount plus accrued and unpaid interest, the Company and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Debenture may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Debenture and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Debenture at a price in excess of that price paid for such shares pursuant to this Debenture.  The Company and the Holder hereby agree that such amount of stipulated damages is not disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Debenture into shares of Common Stock.

SECTION 6.8

Filing of Form 8-K. On or before the fourth Business Day following the date hereof, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Documents (as defined in the Securities Purchase Agreement), as required by the terms of the Securities Purchase Agreement, in the form required by the Exchange Act and attaching the material Documents (including, without limitation, the Securities Purchase Agreement and this Debenture) as exhibits to such filing (the “8-K Filing”). In the event that the Company does not file the 8-K Filing within four Business Days following the date hereof, the Discount Multiplier under this Debenture shall decrease by one percentage point (1%) for each period of five Business Days that the 8-K Filing is not filed by the Company following the date hereof for all conversion of this Debenture thereafter.

ARTICLE 7

INTEREST RATE ADJUSTMENT

SECTION 7.1

Interest Rate Adjustment. In the event that the Common Stock shall trade on the Trading Market at a price per share that is $0.049 per share or lower at any time during the six month period commencing on the date hereof and ending on the six month anniversary of the date hereof (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like), then (i) the Interest Rate shall immediately be increased to Nine and Three-Quarters Percent (9 ¾ %) and shall remain at such level for the

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duration of this Debenture; and (ii) the Company shall, within three Business Days of the written request of the Holder prepay to the Holder the amount of interest that would be otherwise paid under this Debenture from the date of such written request through the Maturity Date (such amount referred to herein as the “Interest Prepayment”).  In the event that after the payment by the Company of the Interest Prepayment all or any of the Principal Amount of this Debenture is converted by Holder or redeemed pursuant to the terms of this Debenture prior to the Maturity Dated, then the Holder shall repay the corresponding pro rata portion of the Interest Prepayment equal to the amount of the Interest Prepayment that is represented by such portion of the Principal Amount at such time that that is so converted or redeemed (taking into account both the amount of the Principal Amount so converted or redeemed and the date upon which such amount is so converted or redeemed).

ARTICLE 8

MISCELLANEOUS

SECTION 8.1

Notice of Certain Events. In the case of the occurrence of any event described in Section 3.4 of the Debenture, the Company shall cause to be mailed to the Holder of this  Debenture at its last address as it appears in the Company’s security registry, as least twenty 920) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days’ notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice thereof, including, if applicable, a statement of (y) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (z) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

SECTION 8.2

Register. The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Debenture.  Upon any transfer of this Debenture in accordance with Articles 2 and 4 hereof, the Company shall register such transfer n the Debenture register.

SECTION 8.3

Withholding. To the extent required by applicable law, the Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to the Debenture.

SECTION 8.4

Transmittal of Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally

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recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

(1)

If to the Company, to:

Last Mile Logistics Group, Inc.

6675 Anberton Drive

Elkridge, MD 21075

Telephone:

301-931-1771

Facsimile:

301-937-6810

(2)

If to the Holder, to:

Golden Gate Investors, Inc.

1150 Silverado Street, Suite 220

La Jolla, California 92037

Telephone:

858-551-8789

Facsimile:

858-551-8779

Each of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 8.4.

SECTION 8.5

Attorneys’ Fees. Should any party hereto employ an attorney for the purpose of enforcing or construing this Debenture, or any judgment based on this Debenture in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys’ fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.  The “prevailing party” means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

SECTION 8.6

Governing Law. This Debenture shall be governed by, and construed in accordance with, the laws of the State of California (without giving effect to conflicts of laws principles). With respect to any suit, action or proceedings relating to this Debenture, the Company irrevocably submits to the exclusive jurisdiction of the courts of the State of California sitting in San Diego and the United States District Court located in the City of San Diego and hereby waives, to the fullest extent permitted by applicable law, any claim that any such, suit, action or proceeding has been brought in an inconvenient forum.  Subject to applicable law, the Company agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Debenture shall be conclusive and may be enforced in ay other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof and the amount of its indebtedness, or by such other means provided by law.

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SECTION 8.7

Waiver of Jury Trial. To the fullest extent permitted by law, each of the parties hereto hereby knowingly, voluntarily and intentionally waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of the Debenture or any other document or any dealings between them relating to the subject matter of this Debenture and other documents.  Each party hereto (i) certifies that neither of their respective representatives, agents or attorneys has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Debenture by, among other things, the mutual waivers and certifications herein.

SECTION 8.8

Headings. The headings of the Articles and Sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

SECTION 8.9

Payment Dates. Whenever any payment hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

SECTION 8.10

Binding Effect. Each Holder by accepting this Debenture agrees to be bound by and comply with the terms and provisions of the Debenture.

SECTION 8.11

No Stockholder Rights. Except as otherwise provided herein, this Debenture shall not entitle the Holder to any of the rights of a stock holder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

SECTION 8.12

Facsimile Execution. Facsimile execution of this Debenture shall be deemed original.

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its duly authorized officer on the date of this Debenture.

Last Mile Logistics Group, Inc.

By:	/s/ Brian P. Flood
Name: Brian P. Flood
Its: President

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EXHIBIT A

DEBENTURE CONVERSION NOTICE

TO:

Last Mile Logistics Group, Inc.

6675 Anberton Drive

Elkridge, MD 21075

The undersigned owner of the Convertible Debenture due May _____, 2012 (the “Debenture”) issued by Last Mile Logistics Group, Inc. (the “Company”) hereby irrevocably exercises its option to convert $____________ Principal Amount of the Debenture into shares of Common Stock in accordance with the terms of the Debenture.  The undersigned hereby instructs the Company to convert the portion of the Debenture specified above into shares of Common Stock Issued at Conversion in accordance with the Provision of Article 3 of the Debenture.  The undersigned directs that the Common Stock and certificates therefor deliverable upon conversion, the Debenture reissued in the Principal Amount not being surrendered for conversion hereby, [the check or shares of Common Stock in payment of the accrued and unpaid interest thereon to the date of this Notice,] together with any check in payment for fractional Common Stock, be registered in the name of and/or delivered to the undersigned unless a different name ahs been indicated below.  All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture.  The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Debenture set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other right associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:________________________

____________________________________

By:_________________________________

Title:________________________________

Fill in for registration of Debenture:

Please print name and address

(including ZIP code number):

____________________________________

____________________________________

____________________________________